UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 20, 2004


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


         DELAWARE                                         88-0219860
--------------------------------                      ------------------
(State or other jurisdiction of                       (IRS Employer
Incorporation or organization)                        Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



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ITEM 8.01.     Other Events.

         On October 20, 2004, Synagro Technologies, Inc. issued a press release announcing that it has filed amended Forms 10-K/A and 10-Q/A related to restatement of prior year 2001 financial statements. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.     Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press release dated October 20, 2004, issued by
                  Synagro Technologies, Inc..



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  October 20, 2004

                                 SYNAGRO TECHNOLOGIES, INC.

                                 By:  /s/ J. PAUL WITHROW
                                      --------------------------------------
                                         (Senior Executive Vice President &
                                         Chief Financial Officer)


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                                  EXHIBIT INDEX


99.1     Press release dated October 20, 2004, issued by
         Synagro Technologies, Inc.





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